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                                                                    Exhibit 99.5


            AMENDMENT TO FORBEARANCE AGREEMENT RELATING TO 1999 EETC

     AMENDMENT dated as of August 29, 2003 (this "AGREEMENT"), among Atlas Air, Inc., a Delaware corporation ("ATLAS" or the "COMPANY"), and the financial institutions named on the signature pages hereto which execute this Agreement (the "CLASS A-1 CERTIFICATEHOLDERS"). Capitalized terms used but not defined herein shall have the definitions assigned to them in the Forbearance Agreement, as defined below.

     WHEREAS, the Company and the Class A-1 Certificateholders entered into a Forbearance Agreement dated as of July 2, 2003 (the "FORBEARANCE AGREEMENT") with respect to the 1999 7.20% Atlas Air Pass Through Certificates, Series 1999-1A-1 (the "A-1 CERTIFICATES") issued pursuant to that certain Pass Through Trust Agreement dated as of April 1, 1999, between the Company and Wilmington Trust Company ("WTC") as Pass Through Trustee (the "CLASS A-1 TRUSTEE") for the Atlas Air Pass Through Trust 1999-1A-1, as supplemented pursuant to that Trust Supplement No. 1999-1A-1 dated as of April 13, 1999, between the Company and WTC as Class A-1 Trustee; and

     WHEREAS, the Company and Class A-1 Certificateholders now desire to amend the Forbearance Agreement as set forth herein,

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. ATLAS ACKNOWLEDGEMENTS

     Atlas agrees and acknowledges that (a) the aggregate principal amount of the outstanding principal under the Series A Equipment Notes as of the date hereof is $237,988,696.09, and (b) (i) Atlas has no right of offset, defense, counterclaim or right of recoupment with respect to its obligation to pay the foregoing principal amount, interest accrued and accruing thereon, and other amounts payable by Atlas under the Operative Agreements to the extent that they relate to the Owned Aircraft and the liens thereon and obligations with respect thereto, and (ii) all of the Leases are in full force and effect and Atlas has no right of offset, defense, counterclaim or right of recoupment with respect to its obligations under any of the Leases.

     SECTION 2. AMENDMENT OF FORBEARANCE AGREEMENT.

     The Forbearance Agreement is amended as follows:

     (a) This condition having been satisfied, clause (v) of Section 2(b) of the Forbearance Agreement is deleted in its entirety and "INTENTIONALLY DELETED" is substituted therefor.

     (b) The reference to "August 31, 2003" in clause (vi) of Section 2(b) of the Forbearance Agreement is deleted in each place where it appears and "September 12, 2003" is substituted therefor.

     SECTION 3. GENERAL RELEASE.


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     IN CONSIDERATION OF, AMONG OTHER THINGS, THE AMENDMENT SET FORTH HEREIN,
ATLAS, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES AND ITS AND THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, "RELEASORS"), HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL DEFENSES AND CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS, COUNTERCLAIMS, RIGHTS OF SET-OFF AND RECOUPMENT), CAUSES OF ACTION, DEMANDS, SUITS, COSTS, EXPENSES AND DAMAGES (COLLECTIVELY, THE "CLAIMS"), THAT ANY RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST ANY OR ALL OF THE CLASS A-1 CERTIFICATEHOLDERS, THE SUBORDINATION AGENT, THE MORTGAGEES AND THE PASS THROUGH TRUSTEES AND THEIR RESPECTIVE AFFILIATES, SHAREHOLDERS, AND "CONTROLLING PERSONS" (WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND EACH AND ALL OF THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES OF EACH OF THE FOREGOING (COLLECTIVELY, THE "RELEASEES"), BASED IN WHOLE OR IN PART ON FACTS OR CIRCUMSTANCES, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE EXECUTION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE FOREGOING RELEASE IS NOT INTENDED TO, AND DOES NOT, RELEASE THE CLASS A-1 CERTIFICATEHOLDERS FROM ANY OF THEIR OBLIGATIONS OR AGREEMENTS SET FORTH IN OR ARISING UNDER THE FORBEARANCE AGREEMENT, AS AMENDED HEREBY. ACCEPTANCE BY ATLAS OF ANY FINANCIAL ACCOMMODATION MADE BY CLASS A-1 CERTIFICATEHOLDERS AFTER THE DATE HEREOF (INCLUDING, WITHOUT LIMITATION, THE ACCOMMODATION CONTAINED IN THE FORBEARANCE AGREEMENT) SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY RELEASORS OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST ANY RELEASEE WHICH ARE BASED IN WHOLE OR IN PART ON FACTS OR CIRCUMSTANCES, WHETHER OR NOT NOW KNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH FINANCIAL ACCOMMODATION. IN ENTERING INTO THIS AGREEMENT, ATLAS HAS CONSULTED WITH AND BEEN REPRESENTED BY COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASE SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF. THE PROVISIONS OF THIS GENERAL RELEASE SHALL SURVIVE THE PAYMENT IN FULL OF ALL AMOUNTS OWING UNDER THE LEASES, THE SERIES A EQUIPMENT NOTES AND THE CLASS A-1 CERTIFICATES.

     SECTION 4. REPRESENTATIONS AND WARRANTIES.

     To induce the Class A-1 Certificateholders to execute and deliver this Agreement, Atlas represents and warrants that:

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     (a) Atlas' execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of Atlas' articles of incorporation, bylaws or other organizational documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Atlas is a party or any order, injunction, writ or decree of any Governmental Authority to which Atlas or its property is subject or (iii) violate any provision of any law, statute, rule or regulation. This Agreement constitutes the legal, valid and binding obligations of Atlas, enforceable against Atlas in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any party to this Agreement.

     (c) On and as of the date hereof, other than the Specified Defaults, no Indenture Event of Default has occurred and is continuing.

     SECTION 5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

     SECTION 6. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile of an executed counterpart of this Agreement shall have the same effect as the original executed counterpart.

     SECTION 7. EFFECTIVENESS.

     (a) The effectiveness of this Agreement is expressly conditioned upon Atlas paying (i) $263,668.24 representing amounts due or accrued through July 31, 2003 to Bingham, and (ii) $320,954.52 representing amounts due or accrued through September 2, 2003 to Houlihan (which amount includes without limitation the amounts owed by Houlihan to Simat Helliesen & Eichler in connection with the documents and matters referred to herein), in each case directly to Bingham or Houlihan, as applicable, on or before August 29, 2003.

     (b) Upon compliance with the condition set forth in the above Paragraph 7(a), this Agreement shall become effective on the date that Bingham shall have received (i) from the Class A-1 Certificateholders notices acknowledging that they hold Certificates evidencing their respective beneficial ownership of Fractional Undivided Interests (as such term is defined in the Atlas Air Pass Through Trust 1999-1A-1) in the Class A-1 Trust, which amounts shall be of not less than $134,104,001 of the original face amount of such Certificates, and shall have advised Atlas or its counsel in writing of such receipt, and (ii) received from Atlas and each of the Class A-1 Certificateholders, a counterpart hereof signed by such party or a facsimile or other written confirmation (in form satisfactory to Bingham) that such party has signed a counterpart hereof. Except to the extent amended hereby, the Forbearance Agreement shall continue in effect in accordance with its terms.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                  ATLAS AIR, INC.


                                                  By: __________________________
                                                  Name:
                                                  Title:

CLASS A-1 CERTIFICATEHOLDERS:
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[Signatures]